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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of Meridian Gold Inc. (the "Company") hereby authorizes Brian J. Kennedy, as their true and lawful attorney-in-fact and agent (1) to sign in the name of each such person and file with the Securities and Exchange Commission a Registration Statement on an appropriate form, and any and all amendments (including post-effective amendments) to such Registration Statement, for the registration under the Securities Act of 1933, as amended, of options and shares of the Common Stock of the Company granted or issuable under the Company's 1999 Share Incentive Plan and any other securities of the Company which the Company's Board of Directors authorizes to be included in such Registration Statement; and (2) to take any and all actions necessary or required in connection with such Registration Statement and amendments to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Signature                                   Title                               Date
---------                                   -----                               ----
/s/ David S. Robertson              ,    Director and Chairman                  October 30, 2000
------------------------------------
David S. Robertson

/s/ Brian J. Kennedy                ,    Director, President and Chief          October 30, 2000
------------------------------------     Executive Officer (Principal
Brian J. Kennedy                         Executive Officer)

/s/ Edward H. Colt                  ,    Vice President, Finance, Chief         October 30, 2000
------------------------------------     Financial Officer and Treasurer
Edward H. Colt                           (Principal Financial Officer)

/s/ Peter C. Dougherty              ,    Chief Accounting Officer and           October 30, 2000
------------------------------------     Controller (Principal Accounting
Peter C. Dougherty                       Officer)

/s/ Christopher R. Lattanzi         ,    Director                               October 30, 2000
------------------------------------
Christopher R. Lattanzi

/s/ Malcolm W. McNaught             ,    Director                               October 30, 2000
------------------------------------
Malcolm W. McNaught

/s/ John A. Eckersley               ,    Director                               October 30, 2000
------------------------------------
John A. Eckersley

/s/ Robert G. Matthews              ,    Director                               October 30, 2000
------------------------------------
Robert G. Matthews